EXECUTION
                                                                COUNTERPART




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                              AMENDMENT NO. 1

                      Dated as of September 21, 1993

                                  to the

                                  UNIT 1

                        FIRST AMENDED AND RESTATED

                     PROJECT LOAN AND CREDIT AGREEMENT

                        Dated as of January 8, 1992

                                   among

                      TEXAS-NEW MEXICO POWER COMPANY

                                    and

                         TEXAS GENERATING COMPANY

                                    and

                          THE BANKS NAMED HEREIN
                                 as Banks

                                    and

              THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION)
                                 as Agent


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<PAGE0>


     AMENDMENT NO. 1 (this "Amendment") dated as of September 21, 1993 to the UNIT 1 FIRST AMENDED AND RESTATED PROJECT LOAN AND CREDIT AGREEMENT dated as of January 8, 1992 (the "Credit Agreement"), among TEXAS-NEW MEXICO POWER COMPANY ("TNP"), TEXAS GENERATING COMPANY ("TGC"), each of the lenders that is a signatory hereto identified under the caption "BANKS" on the signature pages hereof or which, pursuant to Section 16.01 hereof, shall become a "Bank" hereunder, the Voting Participants and THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), as agent for the Banks (in such capacity, the "Agent").


                                 RECITALS


     1. The parties hereto have previously entered into the Credit Agreement which became effective on the Effective Date, January 24, 1992, upon the satisfaction of the conditions precedent thereto as set out in Section 8.01 of the Credit Agreement.

     2. On January 27, 1992, TNP and TGC satisfied the conditions in Section 8.02 of the Credit Agreement to cause the occurrence of the Extension Date. Among other things, TNP issued its Series T Bonds and its First Secured Debentures, due January 15, 1999, and applied the net proceeds thereof to, among other things, purchase pro rata from the Banks $65,000,000 of the Project Loans outstanding under the Credit Agreement. The Project Loans acquired by TNP were, automatically upon their purchase by TNP, converted into the First Replacement Loan, evidenced by the First Replacement Note that is secured pursuant to the Security Documents pari passu with the other Obligations under the Credit Agreement and the other Project Documents. The First Secured Debentures are secured by TNP's pledge of the First Replacement Note to the First Debenture Trustee under the First Secured Debenture Indenture. As a result of the pledge of the First Replacement Note, the First Secured Debentures indirectly share pari passu in the Banks' Collateral.

     3. TNP and TGC have the right to secure additional debt securities with the Collateral, subject to the terms and conditions of Section 9.32 of the Credit Agreement. Other than with respect to the January 27, 1992 transactions described in Recital 2 hereof, however, no specific procedures were

           AMENDMENT NO. 1 TO UNIT 1 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 1>

 established in the Credit Agreement for TNP or TGC to secure additional debt securities with the Collateral.

     4. The parties desire to amend the Credit Agreement as provided for in this Amendment to facilitate TNP's or TGC's securing certain additional debt securities and, upon the payment, prepayment or purchase in full of the Project Loans outstanding on the First Amendment Effective Date, all interest due and payable thereon and all other amounts due and payable by TNP and TGC to the Banks under the Credit Agreement and the other Project Documents, debt with the Collateral from time to time in furtherance of and as necessary for the parties to achieve the purposes and objectives, to perform the obligations and to exercise the rights, all as set forth in or contemplated by the Credit Agreement and as modified by this Amendment.

     5. On July 2, 1993, TNP requested certain amendments to the Credit Agreement to provide, among other things, for the purchase by TNP, of $140,000,000 of Project Loans. On July 2, 1993, TNP requested certain amendments to the Unit 2 First Amended and Restated Project Loan and Credit Agreement dated as of January 8, 1992 among TNP, TGC II, the banks and the other parties thereto and Chase, as Agent (as amended, modified and supplemented and in effect from time to time, the "Unit 2 Credit Agreement") and simultaneously with the entering into of this Amendment the parties to the Unit 2 Credit Agreement are entering into Amendment No. 1 to the Unit 2 Credit Agreement in order to effect such amendments to the Unit 2 Credit Agreement.

     6. The funds necessary for the payments, prepayments and purchase of Project Loans are expected to be provided by the issuance by TNP of new first mortgage bonds (the "New Bonds") in an aggregate principal amount of up to $100,000,000 under the TNP Bond Indenture and the issuance by TNP of Second Secured Debentures in an aggregate principal amount of up to $140,000,000 under the Second Secured Debenture Indenture. The $140,000,000 of Project Loans acquired by TNP will, automatically upon their purchase by TNP, be converted to the Second Replacement Loan, which Loan will be evidenced by the Second Replacement Note which Note will be secured pursuant to the Security Documents pari passu with the other Obligations under the Credit Agreement, the other Project Documents and the First Replacement Loan. The Second Secured Debentures will be secured by TNP's pledge of the Second Replacement Note to the Second Debenture Trustee under the Second Secured Debenture Indenture. As a result of the pledge of

           AMENDMENT NO. 1 TO UNIT 1 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 2>

 the Second Replacement Note, the Second Secured Debentures will indirectly share pari passu in the Collateral securing the remaining Project Loans and the First Replacement Loan and, indirectly, the First Secured Debentures.

     7. Certain provisions of this Amendment will become effective only upon the payment, prepayment and purchase of a portion of the Project Loans and the prepayment of certain of the indebtedness under the Unit 2 Credit Agreement and the satisfaction of certain other conditions.

     8.  By virtue of the First Debenture Trustee Consent, the
Replacement Note Holder has consented to the extent required to the provisions of this Amendment.

     NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     SECTION 1.     Definitions.

          Unless otherwise defined herein, the capitalized terms utilized herein (including the Recitals hereinabove set forth) which are defined in the Credit Agreement shall have the meanings ascribed to them in the Credit Agreement. The capitalized terms defined herein, in the context of amending the Credit Agreement, shall, when used herein (including the Recitals hereinabove set forth), have the meanings ascribed to them in such amending language.

     SECTION 2.     Conditions Precedent.

     (a) The effectiveness of this Amendment shall be subject to the condition precedent that, on or before September 30, 1993, this Amendment shall have been executed and delivered by TNP, TGC, the Banks, the Voting Participants (if any), the Agent and the Collateral Agent, and to the satisfaction of the following additional conditions precedent, in each case for the benefit of the parties hereto and the other Secured
          Parties:

          (i) TNP and TGC each shall deliver to the Agent certified copies of the resolutions of their

           AMENDMENT NO. 1 TO UNIT 1 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 3>

 respective boards of directors authorizing the execution, delivery and performance of this Amendment and each of the other First Amendment Documents to which such Person is or is intended to be a party and the transactions contemplated by the issuance by TNP of New Bonds in an aggregate principal amount of up to $100,000,000 under the TNP Bond Indenture and the issuance by TNP of Second Secured Debentures in an aggregate principal amount of up to $140,000,000 under the Second Secured Debenture Indenture and all other documents evidencing other necessary action with respect thereto;

         (ii) TNP and TGC each shall deliver to the Agent a certificate, in form and substance satisfactory to the Agent, signed by an Authorized Officer of TNP or TGC, as applicable, certifying that, except as disclosed in such certificate, there shall be no injunction, writ, preliminary restraining order or any order of any nature issued by any arbitrator, court or other governmental authority directing that this Amendment not be consummated as herein provided and certifying further that, except as disclosed in such certificate, there shall be no material litigation, investigation or proceeding of or before any arbitrator, court or other governmental authority pending or (to the best of such Authorized Officer's knowledge, threatened) against TNP or TGC or affecting in any material respect any of its respective properties, revenues or assets;

        (iii) TNP and TGC each shall deliver to the Agent a certificate signed by an Authorized Officer of TNP or TGC, as applicable, certifying that (A) the representations and warranties of each of TNP and TGC, as applicable, contained in Section 2 of the Credit Agreement, as amended by this Amendment and in each of the other Project Documents to which such Person is a party shall be true and correct on and as of such date as if made on and as of such date (or, if stated to have been made solely as of an earlier date,

           AMENDMENT NO. 1 TO UNIT 1 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 4>

 were true and correct as of such earlier date), (B) no Default under the Credit Agreement, as amended by this Amendment, and no default by either TNP or TGC under any of the other Project Documents to which either TNP or TGC is a party, has occurred and is continuing on such date and (C) to the best of such Authorized Officer's knowledge, no default by any other Person to any other Project Document has occurred and is continuing on such date;

         (iv) TNP and TGC each shall deliver to the Agent a certificate signed by an Authorized Officer of TNP or TGC, as applicable, certifying that (A) it has obtained all Government Approvals necessary under applicable laws and regulations in connection with the due execution, delivery and performance of this Amendment and transactions contemplated hereby and (B) all such Government Approvals have been duly obtained, were validly issued and are held by and in the name of TNP or TGC, as applicable, and are final, in full force and effect and not subject to appeal;

          (v) TNP and TGC each shall deliver to the Agent legal opinions from counsel to TNP and TGC in form and substance satisfactory to the Agent;

         (vi) the Intercreditor Amendment No. 2 shall have been duly executed and delivered by the intended parties thereto;

        (vii) the First Debenture Trustee Consent shall have been duly executed by the First Indenture
                 Trustee and delivered to the Agent;

       (viii) the Fourth TGC Modification and Extension Agreement shall have been duly executed and delivered by the intended parties thereto and, at the sole cost of TNP and TGC, the Title Company shall have issued to the Agent (A) a T-38 endorsement to Stewart Title Guaranty Mortgage Policy No. M-5802-482888 and a T-38 endorsement to Stewart Title Guaranty Mortgage

           AMENDMENT NO. 1 TO UNIT 1 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 5>

 Policy No. M-5832-25812, each with respect to such Fourth TGC Mortgage Modification and Extension Agreement and (B) a title information report in form and substance satisfactory to and approved by the Agent, showing good and indefeasible title to the TGC Mortgage Trust Estate is vested in TGC and that the TGC Mortgage constitutes a valid first mortgage lien on the TGC Mortgage Trust Estate and showing that there are no intervening liens which would adversely affect the priority of the liens securing the Loans, subject only to Permitted Liens;

         (ix) the TNP Second Lien Mortgage Modification No. 2 shall have been duly executed and delivered by the intended parties thereto;

          (x) evidence that the First Amendment Documents and all other instruments to be recorded or filed in connection with the effectiveness of this Amendment have been duly recorded and filed in all places wherein such recording and filing are necessary to perfect the interests of the Agent in and to the Collateral covered thereby;

         (xi) TNP and TGC shall each deliver to the Agent such other certificates, documents or other information with respect to the matters contemplated by this Amendment as the Agent may reasonably determine are necessary to effect the transactions contemplated by this Amendment; and

        (xii) Amendment No. 1 to the Unit 2 Credit Agreement shall have been duly executed and delivered by TNP, TGC II, the Banks (under and as defined in the Unit 2 Credit Agreement), the Agent (under and as defined in the Unit 2 Credit Agreement) and the Collateral Agent (under and as defined in the Intercreditor Agreement) and each of the conditions precedent described in Sections 2(a)(i) through (xii) of Amendment No. 1 to the Unit 2 Credit Agreement shall have been satisfied.

           AMENDMENT NO. 1 TO UNIT 1 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 6>



     (b) The effectiveness of Section 3 of this Amendment shall be subject to the further conditions precedent that, on or before December 21, 1993, each of the following additional conditions precedent, in each case for the benefit of the parties hereto and the other Secured Parties, shall have been fulfilled:

          (i)    TNP and TGC each shall have effected a Section
                 4.05 Closing (provided that, if such Section
                 4.05 Closing shall occur on or before
                 November 15, 1993 the parties hereto hereby waive all notices required under Sections 4.05(c) and 4.05(d) of the Credit Agreement (as amended by this First Amendment) and evidence that there is no objection to the terms and conditions of the Second Secured Debentures, due
                 2003) with respect to Second Secured Debentures in an aggregate principal amount of $140,000,000 and TNP shall have contemporaneously issued New Bonds in the amount of up to $100,000,000 and
                 (A) TNP shall have applied the proceeds from newly issued Second Secured Debentures (which meet the terms and conditions of Section 4.05 of the Credit Agreement as amended by this Amendment) to purchase Project Notes in the amount of $140,000,000 and (B) TNP or TGC shall have prepaid the Project Loans in the amount of $6,000,000 and TNP or TGC II shall have applied the proceeds of the New Bonds plus existing cash to prepay the "Project Loans," under and as defined in the Unit 2 Credit Agreement, as amended by Amendment No. 1 thereto, in the amount of $75,750,000;

         (ii) The Banks (excluding the New Participants) shall have received payment in full of all accrued interest on the Project Loans purchased, and simultaneously prepaid, at the Section 4.05 Closing referred to in clause (i) of this subsection (b). The New Participants shall have received payment in full of all principal of and accrued interest on the participations in the Project Loans acquired by each such New Participant from the Banks (excluding the New

           AMENDMENT NO. 1 TO UNIT 1 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 7>

 Participants) under the New Participation Agreement.

        (iii) TNP and TGC each shall deliver to the Agent a certificate signed by an Authorized Officer of TNP or TGC, as applicable, certifying that (A) it has obtained all Government Approvals necessary under applicable laws and regulations in connection with the provisions of, and the transactions contemplated by, Section 3 hereof and (B) all such Government Approvals have been duly obtained, were validly issued and are held by and in the name of the proper party (either directly or by transfer from the original applicant therefor) and are final, in full force and effect and not subject to appeal;

         (iv) TNP and TGC each shall deliver to the Agent a certificate, in form and substance satisfactory to the Agent, signed by an Authorized Officer of TNP or TGC, as applicable, certifying that, except as disclosed in such certificate, there shall be no injunction, writ, preliminary restraining order or any order of any nature issued by any arbitrator, court or other governmental authority directing that this Amendment not be consummated as herein provided and certifying further that, except as disclosed in such certificate, there shall be no material litigation, investigation or proceeding of or before any arbitrator, court or other governmental authority pending or (to the best of such Authorized Officer's knowledge, threatened) against TNP or TGC or affecting in any material respect any of its respective properties, revenues or assets;

          (v) TNP and TGC each shall deliver to the Agent legal opinions of counsel to TNP and TGC (which may take the form of bring-down letters with respect to legal opinions delivered on the First Amendment Effective Date) in form and substance satisfactory to the Agent;

           AMENDMENT NO. 1 TO UNIT 1 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 8>



         (vi) the Fifth TGC Modification and Extension Agreement shall have been duly executed and delivered by the intended parties thereto and, at the sole cost of TNP and TGC, the Title Company shall have issued to the Agent (A) a T-38 endorsement to Stewart Title Guaranty Mortgage Policy No. M-5832-25812, a T-38 endorsement to the Stewart Title Guaranty Mortgage Policy issued pursuant to Section 17.21 of the Credit Agreement, as amended by this Amendment and T-38 endorsement to Stewart Title Guaranty Mortgage Policy No. M-5802-482888, each with respect to such Fifth TGC Mortgage Modification and Extension Agreement and (B) a title information report in form and substance satisfactory to and approved by the Agent, showing good and in defeasible title to the TGC Mortgage Trust Estate is vested in TGC and that the TGC Mortgage constitutes a valid first mortgage lien on the TGC Mortgage Trust Estate and showing that there are no intervening liens which would adversely affect the priority of the liens securing the Loans, subject only to Permitted Liens;

        (vii) evidence that the First Amendment Documents and all other instruments to be recorded or filed in connection with the effectiveness of Section 3 of this Amendment have been duly recorded and filed in all places wherein such recording and filing are necessary to perfect the interests of the Agent in and to the Collateral covered thereby; and

       (viii) TNP and TGC shall each deliver to the Agent such other certificates, documents or other information with respect to the matters contemplated by Section 3 of this Amendment as the Agent may reasonably determine are necessary to effect the transactions contemplated by
                 Section 3 of this Amendment.

     (c) Promptly upon the satisfaction of the conditions precedent to the effectiveness of this Amendment, as described in Section 2(a) of this Amendment, the Agent

           AMENDMENT NO. 1 TO UNIT 1 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 9>

 shall confirm in writing delivered to TNP and TGC that the provisions of this Amendment (except Section 3 hereof) have become effective. Promptly upon the satisfaction of the conditions precedent described in Section 2(b) of this Amendment the Agent shall confirm in writing delivered to TNP and TGC that the provisions of Section 3 of this Amendment have become effective.

     SECTION 3.

          SECTION 3.01   Additional Amendments.

     (a) Section 5.01 of the Credit Agreement shall be deleted in its entirety and replaced with the following:

          "SECTION 5.01.  Outstanding Loans.

          As of the Section 3 Effective Date, the parties hereto hereby acknowledge the payment, prepayment or purchase in full of the Project Loans, all interest due and payable thereon and all other amounts due and payable by TNP and TGC to the Banks under this Agreement and the other Project Documents. TNP and TGC hereby acknowledge and agree that as of the Section 3 Effective Date there are outstanding $65,000,000 in First Replacement Loans and $140,000,000 in Second Replacement Loans.".

     (b) Section 5.02(b)(iii) of the Credit Agreement shall be deleted in its entirety and replaced with the following:

          "(iii)  [INTENTIONALLY OMITTED].".

          SECTION 3.02.  Joinder of Guarantor.

          TNP, as the Guarantor, hereby confirms and consents to each and every of the terms and conditions of Section 3 of this Amendment and the Credit Agreement as amended by Section 3 of this Amendment (including, without limitation Section 17.13 of the Credit Agreement), and agrees that the terms and conditions of the Guaranty are in full force and effect and unaffected by the effectiveness of Section 3 of this Amendment and acknowledges that there are no claims or offsets against, or defenses or counterclaims to, the Guaranty.

           AMENDMENT NO. 1 TO UNIT 1 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 10>



     SECTION 4.     Conforming Changes to the Credit Agreement.

     (a) The introductory paragraph of the Credit Agreement shall be amended by adding an "s" to the end of the term "Replacement Note Holder" in both occurrences of such term.

     (b) Recital 9 of the Credit Agreement shall be amended by inserting the word "First" before each occurrence of the following terms: "Secured Debentures", "Secured Debenture Indenture", "Replacement Loans", "Replacement Note" and "Debenture Trustee".

     (c) Recital 10 of the Credit Agreement shall be amended by inserting the word "First" before the term "Secured
          Debentures".

     (d) Section 1.01 of the Credit Agreement shall be further amended as follows:

          (i) Delete the following terms and their definitions in their entirety: "Debenture Trustee", "Replacement Loan", "Replacement Note", "Replacement Note Holder", "Replacement Note Maturity Date", "Scheduled Reduction Dates", "Secured Debenture Indenture", "Secured Debentures", "Security Documents" and "TGC Mortgage Modifications";

         (ii) Insert the following new terms and their definitions in the appropriate alphabetical order:

                    ""4.05 Notice" shall have the meaning
               ascribed to such term in Section 4.05(c) hereof.

                    "Collateral Coverage Maximum Amount" shall
               mean, as of any date of determination on or after the First Amendment Effective Date, (a) $270,000,000 minus (b) the amount of payments made by TNP resulting in transfers made by TGC (on or after the First Amendment Effective Date) which, in accordance with the terms and conditions of the Facility Purchase Agreement, have resulted in transfers of Interests (as defined in the Facility Purchase Agreement) in Unit 1 from TGC to TNP

           AMENDMENT NO. 1 TO UNIT 1 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 11>

 which Interests (as so defined) have been released from the lien of the TGC Mortgage. On the First Section 4.05 Closing Date (after giving effect to the transactions contemplated to occur on or prior to the First Section 4.05 Closing Date), the Collateral Coverage Maximum Amount shall be $205,000,000 subject to reduction thereafter by virtue of transactions described in clause (b) of the preceding sentence occurring after the First
Section 4.05 Closing Date.

                    "Debenture Trustees" shall mean the First
               Debenture Trustee, the Second Debenture Trustee and any Subsequent Debenture Trustee, and "Debenture Trustee" shall mean any of them.

                    "Fifth TGC Modification and Extension
               Agreement" shall mean the Fifth TGC Modification and Extension Agreement among the Agent, the Collateral Agent, TNP and TGC, substantially in the form of Exhibit D to the First Amendment.

                    "First Amendment" shall mean the Amendment
               No. 1 dated as of September 21, 1993 to this Agreement among TNP, TGC, the Banks, the Voting
               Participants and the Agent.

                    "First Amendment Documents" shall mean the
               First Amendment, the Second Replacement Note, the Intercreditor Amendment No. 2, the First Debenture Trustee Consent and the First Amendment Security Documents.

                    "First Amendment Effective Date" shall mean
               the date on which all of the conditions set forth in Section 2(a) of the First Amendment shall have been satisfied.

                    "First Amendment Security Documents" shall
               mean the First Amendment TGC Mortgage
               Modifications and the TNP Second Lien Mortgage
               Modification No. 2.

                    "First Amendment TGC Mortgage Modifications"
               shall mean the Fourth TGC Mortgage Modification

           AMENDMENT NO. 1 TO UNIT 1 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 12>

 and Extension Agreement and the Fifth TGC Mortgage Modification and Extension Agreement.

                    "First Debenture Trustee" shall mean IBJ, as
               trustee under, or any successor trustee under, the First Secured Debenture Indenture.

                    "First Debenture Trustee Consent" shall mean
               a First Debenture Trustee Consent duly executed and delivered by the First Debenture Trustee, substantially in the form of Exhibit I to the First Amendment.

                    "First Replacement Loan" shall have the
               meaning ascribed to such term in Section 4.05(a) hereof.

                    "First Replacement Note" shall have the
               meaning ascribed to such term in Section 4.05(a) hereof.

                    "First Replacement Note Maturity Date" shall
               mean, subject to Section 4.05(g) hereof, the stated maturity date of the First Secured
               Debentures.

                    "First Section 4.05 Closing Date" shall mean
               the date on which the first Section 4.05 Closing hereunder with respect to the first series of Second Secured Debentures shall occur.

                    "First Secured Debenture Indenture" shall
               mean the Indenture and Security Agreement dated as of January 15, 1992 between TNP and IBJ, as trustee, as the same may from time to time be amended, modified or supplemented or its provisions waived.

                    "First Secured Debentures" shall mean the
               debentures, due January 15, 1999, issued by TNP on January 27, 1992 under the First Secured Debenture
               Indenture.

                    "Fourth TGC Modification and Extension
               Agreement" shall mean the Fourth TGC Modification

           AMENDMENT NO. 1 TO UNIT 1 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 13>

 and Extension Agreement among the Agent, the Collateral Agent,
TNP and TGC, substantially in the form of Exhibit C to the First
Amendment.

                    "IBJ" shall mean IBJ Schroder Bank & Trust
               Company, a New York banking corporation.

                    "Intercreditor Amendment No. 2" shall mean
               Amendment No. 2 to the Intercreditor Agreement dated as of September 21, 1993 among TNP, TGC, TGC II, the banks and the other parties thereto and Chase in its several capacities as the Agent, the Collateral Agent and the Agent under the Unit 2 Credit Agreement, substantially in the form of Exhibit B to the First Amendment.

                    "Permitted Collateralized Indebtedness" shall
               have the meaning ascribed to such term in Section
               4.05(b)(i) hereof.

                    "Permitted Demand Date" shall mean, at any
               time, with respect to any Replacement Loan or any Replacement Note (subject to Section 4.05(g) hereof, other than the First Replacement Loan and the First Replacement Note), the stated maturity date of the Secured Debentures issued on the basis of (and at such time collateralized by) such Replacement Loan and Replacement Note.

                    "Permitted Section 4.05(b)(ii) Collateralized
               Indebtedness" shall have the meaning ascribed to such term in Section 4.05(b)(ii) hereof.

                    "Register" shall have the meaning ascribed to
               such term in Section 4.05(f) hereof.

                    "Relevant Instruments" shall have the meaning
               ascribed to such term in Section 4.05(c) hereof.

                    "Replacement Agent" shall have the meaning
               ascribed to such term in Section 15.08 hereof.

                    "Replacement Loans" shall mean the First
               Replacement Loan, the Second Replacement Loan and

           AMENDMENT NO. 1 TO UNIT 1 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 14>

 any Subsequent Replacement Loans, and "Replacement Loan" shall mean any of them.

                    "Replacement Note Holders" shall mean:

                         (a)  (i)  with respect to the First
                    Replacement Note, on the Extension Date and prior to the pledge of the First Replacement Note by TNP to the First Debenture Trustee pursuant to the First Secured Debenture Indenture, TNP; and

                             (ii)  with respect to the Second
                    Replacement Note, any Subsequent Replacement
                    Note or any other Replacement Note (other than a Released Replacement Note) available at such time for pledge in conjunction with a future Section 4.05 Closing, prior to the pledge of such Second Replacement Note, such Subsequent Replacement Note or such other Replacement Note by TNP to a Second Debenture Trustee pursuant to a Second Secured Debenture Indenture or a Subsequent Debenture Trustee pursuant to a Subsequent Secured Debenture Indenture in conjunction with such future Section 4.05 Closing, TNP;

                         (b)  immediately upon any such pledge of
                    any such Replacement Note referred to in subclause (i) or (ii) of the preceding subsection (a), but only with respect to such Replacement Note so pledged (a "Pledged Replacement Note"):

                              (i)  with respect to any benefits
                    (including, without limitation, rights to vote on amendments or defaults and to attend bank meetings) accruing to, and any obligations pursuant to Sections 6.03, 15.05,
                    17.16 and 17.18 hereunder of, the holder of such Pledged Replacement Note, the Debenture Trustee to which such Pledged Replacement Note was pledged (whether or not it shall have become the legal and beneficial owner of

           AMENDMENT NO. 1 TO UNIT 1 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 15>

 such Pledged Replacement Note for all purposes); and

                             (ii)  with respect to any other
                    obligations of the holder of such Pledged
                    Replacement Note, TNP;

                         (c)  following the release of any such
                    pledge of any such Pledged Replacement Note, but only with respect to such Pledged Replacement Note so released (a "Released Replacement Note") and prior to the pledge of such Released Replacement Note in conjunction with a future Section 4.05 Closing, TNP; and

                         (d)  following the transfer of any
                    Replacement Note upon the exercise of
                    remedies by a Debenture Trustee under the applicable Secured Debenture Indenture, any transferee of such Replacement Note (other than such Debenture Trustee in its capacity as trustee);

               provided that each of TNP, each Debenture Trustee and any transferee shall have signed (as a condition to becoming a Replacement Note Holder) an instrument of adoption, substantially in the form of Exhibit G hereto, agreeing to be bound by and (in the case of each Debenture Trustee, subject to the provisions of clause (b) above) comply with terms and conditions of (x) this Agreement applicable to Replacement Note Holders and (y) the Intercreditor Agreement applicable to the "Unit 1 Banks" (as defined in the Intercreditor Agreement); and "Replacement Note Holder" shall mean any of them. Anything in the foregoing to the contrary notwithstanding, TNP, as Replacement Note Holder of any Replacement Note, shall have no voting rights under this Agreement and shall not be considered in the determination of "Majority Banks" for purposes of this Agreement.

                    "Replacement Note Maturity Dates" shall mean
               the First Replacement Note Maturity Date and with

           AMENDMENT NO. 1 TO UNIT 1 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 16>

 respect to any other Replacement Note, such Replacement Note's
Permitted Demand Date or if no demand is made on or within 90 days after such Permitted Demand Date, on January 1, 2050.

                    "Replacement Notes" shall mean the First
               Replacement Note, the Second Replacement Note and any Subsequent Replacement Notes, and "Replacement
               Note" shall mean any of them.

                    "Scheduled Reduction Dates" shall mean, the
               First Scheduled Reduction Date, the Second
               Scheduled Reduction Date, the Third Scheduled Reduction Date (if applicable), the Final Maturity Date and each Replacement Note Maturity Date.

                    "Second Debenture Trustee"  shall mean the
               trustee under, or any successor trustee under, the Second Secured Debenture Indenture.

                    "Second Replacement Loan" shall have the
               meaning ascribed to such term in Section 4.05(e) hereof.

                    "Second Replacement Note" shall have the
               meaning ascribed to such term in Section 4.05(e) hereof.

                    "Second Secured Debenture Indenture" shall
               mean the Indenture and Security Agreement between TNP and the Second Debenture Trustee, as trustee, as the same may from time to time be amended, modified or supplemented or its provisions waived.

                    "Second Secured Debentures"  shall mean the
               debentures issued by TNP under the Second Secured
               Debenture Indenture.

                    "Section 3 Effective Date" shall mean the
               date on which all of the conditions set forth in
               Section 2(b) of the First Amendment shall have been satisfied.

                    "Section 4.05 Closing" shall have the meaning
               ascribed to such term in Section 4.05(d) hereof.

           AMENDMENT NO. 1 TO UNIT 1 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 17>



                    "Section 4.05 Closing Date" shall have the
               meaning ascribed to such term in Section 4.05(d) hereof.

                    "Secured Debenture Indentures" shall mean the
               First Secured Debenture Indenture, the Second Secured Debenture Indenture and any Subsequent Secured Debenture Indentures, and "Secured Debenture Indenture" shall mean any of them.

                    "Secured Debentures" shall mean the First
               Secured Debentures, the Second Secured Debentures and any Subsequent Secured Debentures (which may include subsequent series of debentures issued under any indenture supplemental to the Second Secured Debenture Indenture or any Subsequent Secured Debenture Indenture), and may refer to the Secured Debentures of any one or more such series, as the context may require.

                    "Security Documents" shall mean,
               collectively, the TNP Security Agreement, the Subordination Agreement, the TGC Mortgage, the TNP
               Second Lien Mortgage, the Amendment Security
               Documents and the First Amendment Security
               Documents.

                    "Subsequent Debenture Trustee" shall mean,
               with respect to any Subsequent Secured Debenture Indenture, the trustee, or any successor trustee, under such Subsequent Secured Debenture Indenture or, if there shall be no "trustee," per se, any person serving in a capacity or performing functions, in each case, similar to those of a trustee under an indenture, regardless of the name or legal characterization of said capacity or functions and, in each case, any successor in such capacity or performing such functions under such Subsequent Secured Debenture Indenture.

                    "Subsequent Replacement Loan" shall have the
               meaning ascribed to such term in Section 4.05(e) hereof.

                    "Subsequent Replacement Note" shall have the
               meaning ascribed to such term in Section 4.05(e) hereof.

           AMENDMENT NO. 1 TO UNIT 1 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 18>



                    "Subsequent Secured Debenture Indentures"
               shall mean any indenture or agreement, other than the First Secured Debenture Indenture and the Second Secured Debenture Indenture but including any indenture supplemental to the Second Secured Debenture Indenture, which provides for the issuance of and sets out the terms and conditions of any TNP debt which is to be directly or indirectly secured by the Collateral pursuant to and in accordance with Section 4.05 hereof, whether or not said agreement shall be denominated an "indenture" and whether or not said debt shall be denominated "debentures," in each case, as the same may from time to time be amended, modified or supplemented or its provisions waived.

                    "Subsequent Secured Debentures" shall mean
               any TNP debt, other than the First Secured
               Debentures and the Second Secured Debentures, which is to be directly or indirectly secured by the Collateral pursuant to and in accordance with
               Section 4.05 hereof, whether or not said debt shall be denominated "debentures". Said term may refer to Subsequent Secured Debentures of any one or more such series, as the context may require.

                    "Subsequent TGC Modification and Extension
               Agreement" shall mean a TGC Modification and Extension Agreement among the Agent, the Collateral Agent, TNP and TGC, substantially in the form of Exhibit E to the First Amendment, and otherwise duly completed.

                    "Ten Acre Releases" shall have the meaning
               ascribed to such term in Section 17.20(c) hereof.

                    "TGC Mortgage Modifications" shall mean
               (a) the First TGC Modification and Extension
               Agreement among the Agent, the Collateral Agent, Donald H. Snell as mortgage trustee, TNP and TGC,
               (b) the Second TGC Modification and Extension

           AMENDMENT NO. 1 TO UNIT 1 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 19>

 Agreement among the Agent, the Collateral Agent, TNP and TGC,
(c) the Third TGC Modification and Extension Agreement among the Agent, the Collateral Agent, TNP and TGC, (d) the Fourth TGC Modification and Extension Agreement among the Agent, the Collateral Agent, TNP and TGC, substantially in the form of Exhibit C to the First Amendment, (e) the Fifth TGC Modification and Extension Agreement among the Agent, the Collateral Agent, TNP and TGC, substantially in the form of Exhibit D to the First Amendment, (f) each Subsequent TGC Modification and Extension Agreement among the Agent, the Collateral Agent, TNP and TGC, substantially in the form of Exhibit E to the First Amendment and
(g) any other modification and extension agreement among the Agent, the Collateral Agent, TNP and TGC, which shall evidence of record that Replacement Loans and the Replacement Notes, issued in accordance with Section 4.05 hereof, are secured by the Collateral.

                    "TNP Second Lien Mortgage Modification No. 2"
               shall mean the Second Lien Mortgage and Deed of Trust (with Security Agreement) Modification, Extension and Amendment Agreement No. 2 among the Agent and TNP, substantially in the form of Exhibit F to the First Amendment.";

        (iii) The definition of "Amendment Documents" shall be amended by inserting the word "First" before the term "Replacement Note";

         (iv)  Delete clause (c) in the definition of "Interest
               Payment Date" and substitute in its place the following:

                    "(c) as to (i) the First Replacement Loan,
               each date on which TNP is obligated to make a deposit of cash collateral in respect of interest on the First Secured Debentures pursuant to
               Section 1119 of the First Secured Debenture
               Indenture and (ii) the Second Replacement Loan and any Subsequent Replacement Loan, each date on which TNP is obligated to make a deposit of cash

           AMENDMENT NO. 1 TO UNIT 1 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 20>

 collateral in respect of interest on the Second Secured Debentures or any Subsequent Secured Debentures, as applicable, pursuant to provisions of the applicable Second Secured Debenture Indenture or Subsequent Secured Debenture Indenture similar to the provisions referred to in subclause (i) of this clause (c) and providing for the deposit of cash collateral in respect of payment of interest.";

          (v) The definition of "Loans" shall be amended by adding an "s" to the end of the term "Replacement
               Loan";

         (vi) The definition of "Majority Banks" shall be amended by adding an "s" to the end of the term
               "Replacement Note Holder";

        (vii) The definition of "Net Proceeds" shall be amended by inserting the phrase "when used in Section
               8.02(c) hereof," after the term "Net Proceeds";

       (viii) The definition of "New Debt Securities" shall be amended by inserting the word "First" before the term "Secured Debentures";

         (ix) The definition of "Notes" shall be amended by adding an "s" to the end of term "Replacement
               Note";

          (x)  Delete clause (b) in the definition of "Post-
               Default Rate" and substitute in its place the following:

                    "(b) subject to Section 4.05(g) hereof, in
               respect of any principal of any Replacement Loan or Replacement Note, a rate per annum, as of any date of determination, equal to the interest rate applicable to (x) the Secured Debentures to which such Replacement Loan relates as of such date of determination as specified in the applicable Secured Debenture Indenture pursuant to which such Secured Debentures were issued or (y) if such Replacement Loan does not as of such date of determination serve as the basis for the issuance

           AMENDMENT NO. 1 TO UNIT 1 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 21>

 of any outstanding Secured Debentures, a rate per annum equal to the Prime Rate.";

         (xi) The definition of "Principal Office" shall be amended by adding an "s" to the end of the term
               "Replacement Note Holder";

        (xii) The definition of "Project Creditors" shall be amended by (A) deleting the phrase ", after the Extension Date," and (B) adding an "s" to the end of the term "Replacement Note Holder";

       (xiii) The definition of "Project Documents" shall be amended by (A) adding an "s" to the end of the term "Replacement Note" and (B) inserting the term "the First Amendment Documents," after the term "this Agreement,";

        (xiv) The definition of "Secured Parties" shall be amended by adding an "s" to the end of the term
               "Replacement Note Holder"; and

         (xv) The definition of "Voting Participant Notice" shall be amended by (A) substituting the word "a" for "the" before the first occurrence of the term "Replacement Note Holder" and (B) substituting the word "such" for "the" before the second occurrence of such term.

     (e) Section 1.02 of the Credit Agreement shall be amended by (A) deleting the phrase "the Replacement Note Holder" in the second sentence thereof and inserting in lieu thereof the phrase "any of the Replacement Note Holders" and (B) deleting the phrase "the Secured Debenture Indenture" in the third sentence thereof and inserting in lieu thereof the phrase "any of the Secured Debenture Indentures".

     (f) Section 2 of the Credit Agreement shall be amended by inserting the phrase "and, with respect to a Section
          4.05 Closing (in each case, assuming the due execution and delivery of documents required to be delivered in connection therewith and the performance of the other conditions precedent thereto by the parties (other than TNP or TGC) thereto), the applicable Section 4.05

           AMENDMENT NO. 1 TO UNIT 1 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 22>

 Closing Date" after each occurrence of the term "Extension Date" therein.

     (g) Section 2.10 of the Credit Agreement shall be amended by inserting after the word "Except" the following:

               "(i) for the replacement of Project Notes by Replacement Notes, and (ii)".

     (h) Section 2.22 of the Credit Agreement shall be amended by inserting after the word "Except" the following:

               "(i) for the replacement of Project Notes by Replacement Notes, and (ii)".

     (i) Section 4.01 of the Credit Agreement shall be amended by deleting the phrase "none of the Banks and the Replacement Note Holder" in the fourth sentence thereof and inserting in lieu thereof the phrase "neither any of the Banks nor any of the Replacement Note Holders".

     (j) Section 4.05 of the Credit Agreement shall be amended as follows:

          (i) Subsection (a) shall be amended by inserting, with or without underscoring as appropriate, the word "First" before each occurrence of the following terms: "Secured Debentures", "Replacement Loan" and "Replacement Note";

         (ii)  Delete subsection (b) in its entirety; and

        (iii)  Add new subsections (b), (c), (d), (e), (f) and
               (g) as follows:

                    "(b) (i)  Subject to the provisions of
               Section 4.05(b)(ii) hereof, additional or replacement (A) indebtedness of TNP consisting of Secured Debentures issued on the basis of (and collateralized by) Replacement Notes issued hereunder which are in turn secured by the Collateral and/or (B) indebtedness of TGC consisting of (1) Project Loans and/or (2) Replacement Loans (the indebtedness referred to in the foregoing clauses (A) and (B) hereinafter

           AMENDMENT NO. 1 TO UNIT 1 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 23>

 referred to as "Permitted Collateralized Indebtedness") may be secured, directly or indirectly, by the Collateral, provided that in any such case the liens and security interests on the Collateral directly or indirectly securing Permitted Collateralized Indebtedness are provided on substantially the same terms and conditions as the liens and security interests securing the Loans outstanding on the First Amendment Effective Date and (B) the aggregate principal amount of Loans outstanding hereunder may not at any time be greater than the Collateral Coverage Maximum Amount at such time.

                        (ii)  Until the payment, prepayment or
               purchase in full of the Project Loans outstanding on the First Amendment Effective Date, all interest due and payable thereon and all other amounts due and payable by TNP and TGC to the Banks under this Agreement and the other Project Documents and so long as any of the First Secured Debentures remain outstanding, only additional or replacement Permitted Collateralized Indebtedness constituting debt securities (and not bank debt) or Loans ("Section 4.05(b)(ii) Permitted Collateralized Indebtedness") may be secured, directly or indirectly, by the Collateral and only if (A) the terms, conditions and limitations of
               Section 4.05(b)(i) hereof are satisfied and complied with, (B) the proceeds of any such additional Permitted Section 4.05(b)(ii) Permitted Collateralized Indebtedness of TNP are applied to purchase Project Loans outstanding on the First Amendment Effective Date, (C) any such additional or replacement Permitted Section 4.05(b)(ii) Collateralized Indebtedness of TNP (and the related Section 4.05(b)(ii) Collateralized Indebtedness of TGC constituting Replacement Loans) has maturities longer than the Project Notes outstanding on the First Amendment Effective Date and then outstanding and not shorter than the maturity of the First Secured Debentures then outstanding, (D) any such additional or replacement Permitted Section 4.05(b)(ii) Collateralized Indebtedness of TNP (and the

           AMENDMENT NO. 1 TO UNIT 1 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 24>

 related Section 4.05(b)(ii) Collateralized Indebtedness of TGC constituting Replacement Loans) is not subject to prepayment (except on the same terms and conditions of prepayment applicable to the First Secured Debentures) prior to the maturity date of the First Secured Debentures then outstanding and (E) any such additional or replacement Permitted Section 4.05(b)(ii) Collateralized Indebtedness of TNP (and the related
Section 4.05(b)(ii) Collateralized Indebtedness of TGC constituting Replacement Loans) is subject to other covenants, terms, conditions and restrictions for the benefit of the Secured Parties substantially the same as those herein with respect to the First Secured Debentures.

                    (c)  Upon each occasion that TNP or TGC
               desires to issue additional or replacement
               Permitted Collateralized Indebtedness (other than
               Permitted Collateralized Indebtedness constituting
               Project Loans):

                         (i)  TNP and TGC shall deliver, not less
               than 30 days prior to the anticipated date of the applicable Section 4.05 Closing, to the Agent (A) an initial notice (a "4.05 Notice") of its intention to issue such Permitted Collateralized Indebtedness containing the proposed terms of such Permitted Collateralized Indebtedness and the terms of the security therefor in sufficient detail to enable the Agent, the Banks (if any Project Loans are outstanding) and the Replacement Note Holders to determine whether such terms comply with the terms and conditions of Section 4.05(b) hereof, (B) substantially final forms of each document, certificate, title information report, Uniform Commercial Code financing statement and other instrument (the "Relevant Instruments") required to be delivered by TNP or TGC to the Agent under this Section 4.05 in connection with the applicable Section 4.05 Closing, (C) a certificate signed by an Authorized Officer of each of TNP and TGC to the effect that such terms comply with the terms and conditions of

           AMENDMENT NO. 1 TO UNIT 1 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 25>

 Section 4.05(b) hereof and (D) an opinion of counsel for each of TNP and TGC substantially in the form of Exhibit G to the First
Amendment. TNP and TGC shall deliver promptly to the Agent such additional information as the Agent may reasonably request concerning the proposed transaction;

                        (ii)  the Agent shall within five days of
               receipt of a 4.05 Notice forward to each Bank (if any Project Loans are outstanding) and each Replacement Note Holder a copy of such 4.05 Notice and a copy of each of the Relevant Instruments received by the Agent in connection with such 4.05 Notice. Not later than ten days after receipt of such 4.05 Notice from the Agent, the Majority Banks or the Banks (if any Project Loans are outstanding) holding at least 66-2/3% of the outstanding principal amount of the Project Loans, or the Agent acting with the consent of such Banks, may forward to each of TNP and TGC a notice stating that, the terms and conditions of the proposed Section 4.05 Closing do not meet the terms and conditions set forth in Section 4.05 hereof and stating with reasonable specificity why said terms and conditions do not meet the terms and conditions of Section 4.05 hereof; and

                       (iii)  TNP or TGC shall (A) revise the
               terms and conditions of the proposed transaction such that the terms and conditions of Section 4.05 hereof are in fact satisfied by the terms and conditions of the proposed transaction or (B) cancel the proposed transaction.

                    (d)  TNP shall designate a date that is a
               Business Day for the closing of the proposed transactions. The designation shall be made by notice received by the Agent not less than 20 days after the notice under Section 4.05(c)(i) and not less than six days prior to such designated date. The proposed transaction shall be effected at a closing (a "Section 4.05 Closing") on such designated date or such other date (a
               "Section 4.05 Closing Date") as may be agreed upon

           AMENDMENT NO. 1 TO UNIT 1 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 26>

 by TNP, TGC and the Agent.  Prior to or at each Section 4.05
Closing:

                         (i)  TNP, TGC, the Agent and, as
               applicable, the Collateral Agent each shall sign and deliver, in recordable form to the Agent and, as applicable, the Collateral Agent, such financing statements under the Uniform Commercial Code as are necessary to protect, preserve and maintain the priority of the liens contemplated by the Security Documents and TNP and TGC shall provide (A) copies of Uniform Commercial Code search reports with respect to each of TGC and TNP, as "debtor", in each jurisdiction in which such financing statements are to be filed and (B) all other instruments to be recorded or filed or delivered in connection with such Section 4.05 Closing;

                        (ii)  TGC shall deliver to the Agent a
               Subsequent TGC Modification and Extension
               Agreement and, at the sole cost of TNP and TGC, the Title Company shall have issued to the Agent, a T-38 endorsement (or if a T-38 endorsement is no longer available, such other endorsement as shall have the same scope and purpose as a T-38 endorsement on the First Amendment Effective Date) to the title policy or policies which insure the lien of the TGC Mortgage securing the Loans outstanding hereunder and evidenced by Project Notes or Replacement Notes on such date, each with respect to such TGC Mortgage Modification and Extension Agreement;

                       (iii)  At the sole cost of TNP and TGC,
               the Title Company shall deliver to the Agent a title information report, showing that good and indefeasible title to the TGC Mortgage Trust Estate is vested in TGC and that the TGC Mortgage constitutes a valid first mortgage lien on the TGC Mortgage Trust Estate and showing that there are no intervening liens which would adversely affect the priority of the liens securing Loans, subject only to the Permitted Liens;

           AMENDMENT NO. 1 TO UNIT 1 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 27>



                        (iv)  TNP and TGC each shall deliver to
               the Agent legal opinions of counsel to TNP and TGC dated the applicable Section 4.05 Closing Date and substantially in the forms of Exhibit H hereto;

                         (v)  TNP and TGC each shall deliver to
               the Agent (A) certified copies of the resolutions of its board of directors authorizing the issuance of such Permitted Collateralized Indebtedness and the collateral therefor furnished pursuant to the terms and conditions of this Section 4.05 and authorizing the execution, delivery and performance of the documentation necessary therefor and (B) certified copies of its charter, bylaws, good standing certificates and franchise tax certificates from the State of Texas and all other places where necessary in light of the business and properties it conducts and owns and intends to conduct and own;

                        (vi)  TNP and TGC each shall deliver to
               the Agent a certificate signed by an Authorized Officer of TNP or TGC, as applicable, and dated the applicable Section 4.05 Closing Date certifying the name, incumbency and signature of each individual authorized to execute any documents or certificates in connection with such
               Section 4.05 Closing, upon which certificates and documents the Secured Parties may conclusively rely;

                       (vii)  TNP and TGC each shall deliver to
               the Agent a certificate signed by an Authorized Officer of TNP or TGC, as applicable, and dated the applicable Section 4.05 Closing Date certifying that there shall be no injunction, writ, preliminary restraining order or any other order of any nature issued by any arbitrator, court or other governmental authority directing that the transactions conducted, or the transactions contemplated in the documentation executed and/or delivered, at such Section 4.05 Closing not be consummated as herein or therein provided and certifying further, except as disclosed herein, there shall be no material

           AMENDMENT NO. 1 TO UNIT 1 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 28>

 litigation, investigation or proceeding of or before any arbitrator, court or other governmental authority pending or (to the best of such Authorized Officer's knowledge, threatened) against TNP or TGC or affecting any of their respective properties, rights, revenues or assets, or the Project or any of the transactions to be effected at such Section 4.05 Closing;

                      (viii)  TNP and TGC each shall deliver to
               the Agent a certificate signed by an Authorized Officer of TNP or TGC, as applicable, and dated the applicable Section 4.05 Closing Date certifying that (A) the representations and warranties of each of TNP and TGC, as applicable, contained in Section 2 hereof and in each of the other Project Documents to which such Person is a party shall be true and correct on and as of such
               Section 4.05 Closing Date as if made on and as of such date (or, if stated to have been made solely as of an earlier date, were true and correct as of such earlier date), (B) no Default hereunder, and no default by either TNP or TGC under any of the other Project Documents to which either TNP or TGC is a party, has occurred and is continuing on such date and (C) to the best of such Authorized Officer's knowledge, no default by any other Person to any other Project Document has occurred and is continuing on such date;

                        (ix)  TNP and TGC each shall deliver to
               the Agent a certificate signed by an Authorized Officer of TNP or TGC, as applicable, certifying that (A) it has obtained all Government Approvals necessary under applicable laws and regulations in connection with each of the transactions contemplated by the applicable Section 4.05 Closing and (B) all such Government Approvals have been duly obtained, were validly issued and are held by and in the name of TNP or TGC, as applicable, and are final, in full force and effect and not subject to appeal; and

                         (x)  TNP and TGC shall (A) if the
               transactions then consummated involve a refunding

           AMENDMENT NO. 1 TO UNIT 1 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 29>

 of existing Secured Debentures already secured by the Collateral, pay to the relevant Debenture Trustee in Dollars, in immediately available funds, all amounts due and payable under the applicable Secured Debenture Indenture and (B) if the transactions then consummated involve the purchase by TNP or TGC of Project Loans, pay to the Agent in Dollars, in immediately available funds, the purchase price for the Project Loans then being purchased pro rata from the Banks.

               After the payment, prepayment or purchase in full of the Project Loans outstanding on the First Amendment Effective Date, all interest due and payable thereon and all other amounts due and payable by TNP and TGC to the Banks under this Agreement and the other Project Documents, the Agent shall be entitled to rely solely upon the certificates and opinions of counsel delivered hereunder in making any determinations required to be made by the Agent in this Section 4.05.

                    (e)  If the transactions then consummated
               involve the purchase by TNP of Project Loans, then on each such Section 4.05 Closing Date (and, if such Section 4.05 Closing Date is prior to the
               Section 3 Effective Date, subject to Section
               5.02(b)(iii) hereof) TNP shall purchase from each of the Banks (pro rata according to the aggregate outstanding principal amount of each Bank's Project Loans) a portion of such Bank's Project Loans and each Bank shall sell to TNP (without recourse and without any representation or warranty whatsoever other than as to title and absence of liens) such pro rata portion of such Bank's Project Loans such that the aggregate principal amount of Project Loans so purchased is equal to the amount of the proceeds (at the election of TNP, net of any offering or similar transaction costs) from the Second Secured Debentures or Subsequent Secured Debentures, as applicable, issued on such Section 4.05 Closing Date. The purchase price for the Project Loans so purchased by TNP shall be equal to the principal amount thereof. Simultaneously with the sale of

           AMENDMENT NO. 1 TO UNIT 1 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 30>

 each Bank's Project Loans to TNP, TGC shall pay to the Agent, for the account of each Bank, all accrued and unpaid interest on such portion of such Bank's Project Loans to be sold to TNP plus (except with respect to the Project Loans purchased with the proceeds of Second Secured Debentures on the First Section 4.05 Closing Date) the aggregate amount (if any) which would have been payable to each Bank under Section 7.05 hereof had such portion of the Project Loans then been prepaid rather than purchased.
TNP shall pay the aggregate amount of such purchase price at such
Section 4.05 Closing to the Agent, for the account of each respective Bank, in Dollars in immediately available funds. Effective immediately upon the payment by TNP of such purchase price, the aggregate principal amount of the outstanding Project Loans so purchased by TNP shall be converted into a loan or loans (with respect to such purchase of Project Loans from proceeds of the Second Secured Debentures, whether one or more, the "Second Replacement Loan" and with respect to each such purchase of Project Loans from the proceeds of any Subsequent Secured Debentures, in each case, whether one or more, each a "Subsequent Replacement Loan") of equal principal amount. TGC shall execute and deliver to TNP at such Section 4.05 Closing a promissory note or notes (with respect to the purchase of the Second Replacement Loan, whether one or more, the "Second Replacement Note" and with respect to the purchase of each Subsequent Replacement Loan, in each case, whether one or more, each a "Subsequent Replacement Note") payable to TNP or its registered assigns in an aggregate principal amount equal to the aggregate principal amount of such Second Replacement Loan or such Subsequent Replacement Loan, as applicable, and, in each case, substantially in the form of Exhibit A to the First Amendment and otherwise duly completed. The Second Replacement Note and any such Subsequent Replacement Notes shall be dated, and shall bear interest from, the Section
4.05 Closing Date on which such Second Replacement Note or any such Subsequent Replacement Notes, as applicable,

           AMENDMENT NO. 1 TO UNIT 1 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 31>

 are issued. No Replacement Note Holder shall be entitled to have its Replacement Note subdivided, by exchange for promissory notes of lesser denominations or otherwise, except in connection with a Section 4.05 Closing or in connection with an assignment to TNP of a portion of a Replacement Loan and Replacement Note in conjunction with a release of a Pledged Replacement Note (as defined in the definition of "Replacement Note Holder" in Section
1.01 hereof) expressly contemplated by the related Secured Debenture Indenture. The indebtedness evidenced by the Second Replacement Note and any Subsequent Replacement Notes, together with the indebtedness evidenced by the First Replacement Note and by the Project Notes, shall be secured by the Security Documents. Each Bank shall, prior to any transfer of such Bank's Project Note, place on such Project Note a notation to the effect that a portion of the indebtedness evidenced thereby has been transferred to TNP pursuant to this Section 4.05; provided, that, if TNP purchases the entire outstanding principal amount of a Bank's Project Loans and TNP pays to such Bank all interest due and payable on such Project Loans and all other amounts due and payable by TNP and TGC to such Bank under this Agreement and the other Project Documents, such Bank shall endorse and deliver its Project Note to the Agent so that such Project Note to TNP and, upon endorsement to TNP of all such Project Notes (x) such Project Notes shall automatically, without further action by any Person, become Subsequent Replacement Notes (and the indebtedness evidenced thereby shall automatically, without further action by any Person, become Subsequent Replacement Loans) having an outstanding principal amount equal to the outstanding principal amount of the Project Loans at the time of such purchase and shall automatically, without further action by any Person, have the Replacement Note Maturity Date, the interest rate (including without limitation the Post-Default Rate) and all other terms and conditions contemplated by this Agreement to be applicable to a Subsequent Replacement Loan and a

           AMENDMENT NO. 1 TO UNIT 1 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 32>

 Subsequent Replacement Note that do not at such time serve as the basis for the issuance of outstanding Secured Debentures and
(y) such Project Notes (and the indebtedness evidenced thereby) as so recharacterized as Subsequent Replacement Notes and Subsequent Replacement Loans shall be available to TNP and TGC for use in conjunction with a future Section 4.05 Closing (and in connection therewith, such Project Note as so recharacterized as a Subsequent Replacement Note may, at the option of TNP and TGC, be replaced by a Replacement Note in the form of Exhibit A to the First Amendment).

                    (f)  The Agent will keep at its principal
               office in New York, New York, or such other office as the Agent may designate in writing to the Replacement Note Holders, a register (the "Register") in which the Agent will provide for the registration of Replacement Loans and Replacement Notes and the registration of transfers of Replacement Loans and Replacement Notes. In the event that any Replacement Loan or any Replacement Note is held by TNP or serves as the basis for the issuance of any outstanding Secured Debentures in accordance with Section 4.05 hereof, the applicable Replacement Note Holder shall notify the Agent for notation in the Register of the Permitted Demand Date, the interest rate and the Post-Default Rate applicable to such Replacement Loan or Replacement Note. The Agent may treat the Person in whose name any Replacement Loan or Replacement Note is registered in such Register as the owner thereof for the purpose of receiving payment of the principal of and the premium, if any, and interest on such Replacement Loan or Replacement Note and for all other purposes under this Agreement. The Agent may rely upon the information set forth in the Register for any determination of the Permitted Demand Date, the interest rate and the Post-Default Rate applicable to any Replacement Loan or Replacement Note required under or in connection with this Agreement.

           AMENDMENT NO. 1 TO UNIT 1 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 33>



                    (g)  If, on or before any date on which TGC
               is obligated to make any payment of any principal of or interest under a Replacement Note, no Event of Default (as defined in the Secured Debenture Indenture the lien of which attaches to such Replacement Note) shall have occurred and be continuing and TNP shall have delivered (i) if such Replacement Note is the First Replacement Note, to the First Debenture Trustee pursuant to
               Section 1119 of the First Secured Debenture
               Indenture and (ii) if such Replacement Note is the Second Replacement Note or a Subsequent Replacement Note, to the applicable Debenture Trustee pursuant to a provision in the applicable Secured Debenture Indenture similar to the provision referred to in subclause (i) of this clause (g), cash to be held as collateral security under the applicable Secured Debenture Indenture that is at least equal in amount to the payment owing on such date by TGC under such Replacement Note, then TGC shall not be required to make such payment under such Replacement Note; provided, that, if at any time and for any reason any such payment by TNP is rescinded or otherwise required to be restored by the applicable Debenture Trustee or any holder of the applicable Secured Debentures, whether as a result of bankruptcy or reorganization proceedings or otherwise, immediately upon such rescission or restoration being imposed or required

               (A) an amount equal to the amount that has been rescinded or is required to be restored shall become immediately due and payable by TGC under such Replacement Note, and

               (B) TGC shall pay to such Replacement Note Holder an amount equal to all reasonable costs and expenses (including, without limitation, attorney's fees and any interest payable by the applicable Debenture Trustee in connection with such rescission or restoration).

           AMENDMENT NO. 1 TO UNIT 1 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 34>



               In the event that any Secured Debenture is paid in full by TNP and, by operation of this clause (i) TGC is not obligated to make further payments of principal and interest under or with respect to the related Replacement Loan and Replacement Note,
               (x) the indebtedness of TGC under this Agreement with respect to such Replacement Loan and Replacement Note shall not be discharged but shall be continued, (y) such Replacement Loan and Replacement Note, shall automatically, without further action by any Person, have the Replacement Note Maturity Date, the interest rate (including without limitation the Post-Default Rate) and all other terms and conditions contemplated by this Agreement to be applicable to a Subsequent Replacement Loan and a Subsequent Replacement Note that do not at such time serve as the basis for the issuance of outstanding Secured Debentures and
               (z) such Replacement Loan and Replacement Note shall be available to TNP and TGC for use in conjunction with a future Section 4.05 Closing (and in connection therewith, such Replacement Note may, at the option of TNP and TGC, be replaced by a Replacement Note in the form of Exhibit A to the First Amendment).

               Notwithstanding any other provision in this
               Section 4.05 to the contrary, until the payment, prepayment or purchase in full of the Project Loans outstanding on the First Amendment Effective Date, all interest due and payable thereon and all other amounts due and payable by TNP and TGC to the Banks under this Agreement and the other Project Documents, no Section 4.05 Closing shall occur unless TNP and TGC shall each have delivered to the Agent such other certificates, documents or other information in connection with the applicable Section 4.05 Closing as the Agent may reasonably determine are necessary to effect the transactions contemplated by Section 4.05 hereof at such Section 4.05 Closing.".

     (k) Section 5.02 of the Credit Agreement shall be amended as follows:

           AMENDMENT NO. 1 TO UNIT 1 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 35>



          (A) in subsection (a) delete the last sentence in its entirety and substitute in its place the following: "Upon the payment, prepayment or purchase in full of the Project Loans outstanding on the First Amendment Effective Date, all interest due and payable thereon and any other amounts due and payable by TNP and TGC to the Banks under this Agreement and the other Project Documents, and subject to the terms and conditions of Section 4.05(b) hereof, TNP and TGC may prepay or otherwise reduce or cancel the Replacement Loans in accordance with the terms and conditions of the applicable Secured Debenture Indenture.";

          (B) in subsection (b)(i) insert, after the words "TGC shall repay", the words "or TNP shall purchase in accordance with the terms and conditions of
               Section 4.05 hereof,";

          (C)  delete the word "and" at the end of subsection
               (b)(i)(D) thereof;

          (D)  in subsection (b)(i)(E), substitute the word
               "each" for the word "the" before the term
               "Replacement Note" and substitute the word
               "maturing" for the word "outstanding";

          (E) delete the preface of subsection (b)(iii) in its entirety and substitute in its place the following:

               "On each date upon which TNP receives the proceeds of any Permanent Financing (other than the proceeds from the issuance of the New Debt Securities which have been applied in accordance with Section 8.02(c) hereof and the proceeds from the issuance of the Second Secured Debentures and the first mortgage bonds issued in connection therewith which have been applied in accordance with Section 2(b)(i) of the First Amendment), TNP or TGC shall prepay or purchase the Project Loans in an amount equal to (a) 100% (except as provided in subparagraph (C) hereof) of the net proceeds of such Permanent Financing less (b) all amounts prepaid or purchased since the date of the

           AMENDMENT NO. 1 TO UNIT 1 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 36>

 previous prepayment or purchase under this Section 5.02(b)(iii), except to the extent such proceeds:";

          (F) in subsection (b)(iii)(B)(aa) delete the parenthetical expression "(other than the Secured
               Debentures)" in its entirety;

          (G) delete subsection (b)(iii)(D) in its entirety, substitute a "." for the phrase "; or" at the end of subsection (b)(iii)(C) and insert the word "or" after the ";" at the end of subsection
               (b)(iii)(B);

          (H) in subsection (g) add an "s" to the end of the term "Replacement Note Holder"; and

          (I) in subsection (h) substitute the word "a" for "the" before the term "Replacement Loan" and insert after the term "Replacement Note" the phrase "evidencing such Replacement Loan".

     (l) Section 5.04 of the Credit Agreement shall be amended by (A) substituting the word "any" for "the" before the term "Replacement Loan" in the second sentence thereof;
          (B) adding an "s" to the end of the term "Replacement Note Holder" in the third sentence thereof and (C) substituting the word "any" for "the" before both occurrences of the term "Replacement Note Holder" in the fourth sentence thereof.

     (m) Section 5.05 of the Credit Agreement shall be amended as follows:

          (A) substitute the word "each" for "the" before the term "Replacement Note Holder" in the first sentence of subsection (a) thereof; and

          (B) delete subsection (a)(iv) in its entirety and substitute in its place the following:

          "(iv)     Replacement Loan and Replacement Note Rate.
                    Subject to Section 4.05(g) hereof, if such Loan is a Replacement Loan, a rate per annum at all times equal to (A) the rate of

           AMENDMENT NO. 1 TO UNIT 1 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 37>

 interest payable on the Secured Debentures the proceeds of which were used to purchase the Project Loans that were converted into such Replacement Loan and as specified in the Secured Debenture Indenture pursuant to which such Secured Debentures were issued, as in effect on (x) with respect to the First Secured Debenture Indenture, the Extension Date and (y) with respect to the Second Secured Debenture Indenture or any Subsequent Secured Debenture Indenture, the applicable Section 4.05 Closing Date, as the case may be, (B) the rate of interest payable on the Secured Debentures, the proceeds of which were used to refund the Secured Debentures to which such Replacement Loan theretofore related and as specified in the Second Secured Debenture Indenture or the Subsequent Secured Debenture Indenture, pursuant to which such refunding Secured Debentures were issued, as in effect on the applicable Section 4.05 Closing Date or (C) if such Replacement Loan does not serve as the basis for the issuance of any outstanding Secured Debentures, a rate per annum equal to the Prime Rate.".

     (n) Delete Section 5.10 of the Credit Agreement in its entirety and substitute in its place the following:

               "SECTION 5.10.  [INTENTIONALLY OMITTED].".

     (o) Section 6.02 of the Credit Agreement shall be amended as follows:

          (A) in the last sentence of subsection (a) add an "s" to the end of the terms "Replacement Note" and "Replacement Note Holder" and insert the word "applicable" before the term "Replacement Note Holders" (as so amended);

          (B) in the second sentence of subsection (b) add an "s" to the end of the term "Replacement Loan"; and

           AMENDMENT NO. 1 TO UNIT 1 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 38>



          (C) in subsection (c) substitute the word "any" for "the" before both occurrences of the term
               "Replacement Note" and insert the word "related" before the term "Secured Debentures".

     (p) Delete Section 6.03 of the Credit Agreement in its entirety and substitute in its place the following:

               "SECTION 6.03. Sharing of Payments, Etc. If any Bank or any Replacement Note Holder shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of the Loans made or acquired by it (other than pursuant to Section 7 hereof) in excess of its ratable share of payments on account of the Loans obtained by all the Banks and all the Replacement Note Holders, such Bank or such Replacement Note Holder shall forthwith purchase from the other Banks and the other Replacement Note Holders such participations in the Loans held by them as shall be necessary to cause such purchasing Bank or such purchasing Replacement Note Holder to share the excess payment ratably with each of them; provided, that, if all or any portion of such excess payment is thereafter recovered from such purchasing Bank or such purchasing Replacement Note Holder, such purchase from such Bank or such Replacement Note Holder shall be rescinded and such Bank or such Replacement Note Holder shall repay to the purchasing Bank or the purchasing Replacement Note Holder the purchase price to the extent of such recovery together with an amount equal to such Bank's or such Replacement Note Holder's ratable share (according to the proportion of (a) the amount of such Bank's or such Replacement Note Holder's required repayment to (b) the total amount so recovered from the purchasing Bank or the Replacement Note Holder) of any interest or other amount paid or payable by the purchasing Bank or the purchasing Replacement Note Holder in respect of the total amount so recovered.
          TGC agrees that any Bank or Replacement Note Holder so purchasing a participation from another Bank or Replacement Note Holder pursuant to this Section 6.03 may, to the fullest extent permitted by law, exercise all of its rights of payment (including the right of set-off) with respect to such participation as fully as

           AMENDMENT NO. 1 TO UNIT 1 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 39>

 if such Bank or such Replacement Note Holder were the direct creditor of TGC in the amount of such participation.".

     (q) Section 9.32(a) of the Credit Agreement shall be amended by deleting the last sentence thereof.

     (r) Section 10.03 of the Credit Agreement shall be amended by deleting the reference to "Section 9.32(a) and

           AMENDMENT NO. 1 TO UNIT 1 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 40>

 substituting in its place a reference to "Section 4.05(b)".

     (s) Section 10.06 of the Credit Agreement shall be amended by deleting the "." and substituting in its place the following:

          "provided, that TGC may advance to TNP funds obtained as proceeds of Project Loans.".

     (t) Section 10.08(e) of the Credit Agreement shall be amended by deleting the phrase "the last sentence of
          Section 9.32(a)" and substituting in its place "Section
          4.05".

     (u) Delete Section 10.09 of the Credit Agreement in its entirety and substitute in its place the following:

               "SECTION 10.09. TGC shall not permit the aggregate principal amount of Loans outstanding hereunder to exceed at any time the Collateral Coverage
          Maximum Amount at such time.".

     (v) Delete Section 10.13 of the Credit Agreement in its entirety and substitute in its place the following:

               "SECTION 10.13. TNP shall not permit the aggregate principal amount of Loans outstanding hereunder to exceed at any time the Collateral Coverage
          Maximum Amount at such time.".

     (w) Section 10.16 of the Credit Agreement shall be amended by (A) adding an "s" to the end of the term "Secured Debenture Indenture" in clause (d) thereof and (B) deleting the reference to "Section 9.32(a)" and substituting in its place a reference to "Section 4.05(b)".

     (x) Delete Section 10.21 (b) of the Credit Agreement in its entirety and substitute in its place the following:

               "(b) TNP will provide the Banks and the
          Replacement Note Holders, as soon as available and in any event within 60 Business Days after each Quarterly Date, a certificate of an Authorized Officer of TNP showing, in reasonable detail, the calculation of Interest Coverage, Cumulative Common Dividends, Cumulative Net Income Available for Common, Equity Capital and Total Capitalization, and for the period from January 1, 1993 until the provisions of Section
          9.32 hereof have terminated, Available Amount (including the components thereof); in each case, determined as of such Quarterly Date.".

    (y) Delete Section 10.22 of the Credit Agreement in its entirety and substitute in its place the following:

               "SECTION 10.22. Equity Capital. TNP will not pay or declare any Common Dividend if the ratio of Equity Capital to Total Capitalization, determined from time to time as of the next preceding Quarterly Date, is less than 20%.".

     (z) Delete Section 10.23 of the Credit Agreement in its entirety and substitute in its place the following:

               "SECTION 10.23. Amendment or Modification of Secured Debenture Indentures. Until the payment, prepayment or purchase in full of the Project Loans outstanding on the First Amendment Effective Date, all interest due and payable thereon and all other amounts due and payable by TNP and TGC to the Banks under this Agreement and the other Project Documents and so long as any of the First Secured Debentures remain outstanding, without the consent of the Majority Banks (excluding for such purpose the Replacement Note Holder with respect to the affected Secured Debenture Indenture, or supplement thereto, referred to below), neither TNP nor any of its Affiliates may enter into any amendment, modification, supplement or waiver of a

           AMENDMENT NO. 1 TO UNIT 1 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 41>

 Secured Debenture Indenture which shall (1) shorten the stated maturity of the principal of, or any installment of interest on, any Secured Debenture then outstanding, or increase the principal amount thereof or the rate of interest thereon, (2) grant any additional collateral security for any Secured Debenture or (3) have the effect of impairing in any material respect, directly or indirectly, the rights or interests of the Banks or the Replacement Note Holders in the Collateral or under this Agreement or any other Project Document; provided, that, nothing in this Section 10.23 shall prohibit (i) the pledge of the First Replacement Note under the First Secured Debenture Indenture as in effect on the Extension Date, (ii) the pledge of the Second Replacement Note under the Second Secured Debenture Indenture as in effect on the applicable Section 4.05 Closing Date and (iii) securing Secured Debentures in accordance with Section 4.05 hereof under Subsequent Secured Debenture Indentures (including provisions for substitution of collateral) in each case as in effect on the applicable Section 4.05 Closing Date.".

    (aa)  Section 11 of the Credit Agreement shall be amended by
          (A) substituting the word "any" for "the" before the term "Secured Debenture Indenture" in subsection (m) thereof and (B) substituting the word "each" for "the" before the term "Replacement Note Holder" in the last sentence of said Section.

    (bb) Delete Section 11(n) of the Credit Agreement in its entirety and substitute in its place the following:

               "(n) Except in accordance with the terms and conditions of Section 4.05 hereof, prior to the payment, prepayment or purchase in full of the Project Loans outstanding on the First Amendment
          Effective Date, all interest due and payable thereon and all other amounts due and payable by TNP and TGC to the Banks under this Agreement and the other Project Documents and so long as the First Secured Debentures remain outstanding, TNP shall have, or shall have permitted any of its Affiliates to, prepay, repay or make any other payments (except the payment of interest and the reimbursement of costs and expenses of a Secured

           AMENDMENT NO. 1 TO UNIT 1 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 42>

 Debenture Trustee or holders of Secured Debentures or payments pursuant to indemnification of a Secured Debenture Trustee) or distributions on account of, or the setting apart of money for a sinking fund or other analogous fund for, the purchase, redemption, refund or other acquisition of, any Secured Debentures, but excluding any payments with respect to interest payable thereon; provided, that, so long as TNP shall be complying with the provisions of Section 9.33 hereof in the same manner and at the same time that TNP is complying with the provisions of Section 1009 of the First Secured Debenture Indenture (as in effect on the Extension Date), similar provisions of the Second Secured Debenture Indenture (as in effect on the applicable Section 4.05 Closing Date) or any Subsequent Secured Debenture Indenture (in each case, as in effect on the applicable Section 4.05 Closing Date), it shall not be a default if TNP purchases or otherwise acquires First Secured Debentures, Second Secured Debentures or Subsequent Secured Debentures, as applicable, after the occurrence of a Change of Control Event pursuant to Section 1009 of the First Secured Debenture Indenture, or such similar provisions of the Second Secured Debenture Indenture or any Subsequent Secured Debenture Indenture pursuant to which such Subsequent Secured Debentures were issued.".

    (cc) Section 12.01 of the Credit Agreement shall be amended by adding at the beginning of the text thereof, prior to the term "TGC", the following:

          "Prior to the payment in full of the Project Loans outstanding on the First Amendment Effect Date, all interest payable thereon and all other amounts due and payable by TNP and TGC to the Banks under this Agreement and the other Project Documents,".

    (dd) Section 12.03 of the Credit Agreement shall be deleted in its entirety and replaced with the following:

          "SECTION 12.03. Payment of New Participants. Upon payment, prepayment or purchase in full of the Project

           AMENDMENT NO. 1 TO UNIT 1 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 43>

 Loans held by each Bank (excluding the New Participants), such Bank shall remit to each of the New Participants, in Dollars in immediately available funds, such New Participant's pro rata share of the participations purchased by such New Participant under the New Participation Agreement.".

    (ee) Section 15.01 of the Credit Agreement shall be amended as follows:

          (A) in the first sentence substitute the word "each" for "the" before the term "Replacement Note
               Holder";

          (B) in the second sentence substitute the word "any" for "the" before the term "Replacement Note
               Holder";

          (C) in the third sentence delete clause (b) in its entirety and substitute in its place the following:

                    "(b) in the event that any Debenture Trustee
               shall at any time become the Agent hereunder, its duties and obligations in its capacity as Agent shall be subject to the same qualifications, conditions and limitations as are set forth in (i) with respect to the First Debenture Trustee, Article Six and Sections 904 and 1106 of the First Secured Debenture Indenture with respect to its duties and obligations as the First Debenture Trustee and (ii) with respect to the Second Debenture Trustee or any Subsequent Debenture Trustee, provisions in the Second Secured Debenture Indenture or any applicable Subsequent Secured Debenture Indenture similar to the provisions referred to in subclause (i) of this clause (b) with respect to such applicable Debenture Trustee's duties and obligations as Debenture Trustee thereunder, and any such Debenture Trustee shall be under no obligation to take any action as Agent except under circumstances in which it would be required to take action in its capacity as First Debenture

           AMENDMENT NO. 1 TO UNIT 1 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 44>

 Trustee, Second Debenture Trustee or Subsequent Debenture
Trustee, as applicable."; and

          (D) in the fourth sentence substitute the word "any" for "the" before the first occurrence of the term "Replacement Note Holder" and substitute the words "any other" for "the" before the second occurrence of such term.

     (ff) Section 15.02 of the Credit Agreement shall be amended as follows:

          (A)  in the second sentence delete the phrase "the
               Replacement Note Holder" and insert in lieu thereof the phrase "all of the Replacement Note
               Holders"; and

          (B) in the third sentence (i) delete the phrase "the Replacement Note Holder shall not" and insert in lieu thereof the phrase "no Replacement Note Holder shall", (ii) substitute the word "such" for "the" before the second and third occurrences of the term "Replacement Note Holder" and (iii) insert the word "applicable" before the term "Secured Debentures".

     (gg) Section 15.03 of the Credit Agreement shall be amended as follows:

          (A) substitute the word "a" for "the" before the first occurrence of the term "Replacement Note Holder";
               and

          (B) delete the proviso in the last sentence in its entirety and substitute in its place the following: "provided, that, unless and until the Agent shall have received such direction, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interest of the Secured Parties.".

           AMENDMENT NO. 1 TO UNIT 1 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 45>



     (hh) Section 15.04 of the Credit Agreement shall be amended by substituting the word "any" for "the" before the term "Replacement Note Holder".

     (ii) Section 15.05 of the Credit Agreement shall be amended as follows:

          (A) substitute the word "each" for "the" before the first occurrence of the term "Replacement Note
               Holder";

          (B) in the first proviso, delete the phrase "no Bank or the Replacement Note Holder" and insert in lieu thereof the phrase "neither any Bank nor any Replacement Note Holder";

          (C) delete clauses (x) and (y) of the second proviso in their entirety and substitute in their place the following:

                    "(x) so long as any Debenture Trustee shall
               be a Replacement Note Holder (whether as the pledgee of a Replacement Note or as the legal and beneficial owner thereof following a foreclosure or other exercise of remedies by such Debenture Trustee with respect thereto), the obligations of such Replacement Note Holder under this Section
               15.05 shall be limited to, and solely payable out of, amounts paid by TNP and/or TGC and/or the holders of the applicable Secured Debentures to such Debenture Trustee under this Agreement or any other Project Document that such Debenture Trustee shall not have theretofore applied pursuant to the applicable Secured Debenture Indenture for any purpose other than the payment of amounts owing under this clause (x), and

                    (y) in the case of any Replacement Note
               Holder (other than a Debenture Trustee in its capacity as trustee) acquiring a Replacement Note upon a foreclosure or other exercise of remedies by a Debenture Trustee with respect thereto, the obligations of such Replacement Note Holder under this Section 15.05 shall be limited to obligations

           AMENDMENT NO. 1 TO UNIT 1 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 46>

 arising from and after the date on which it shall have acquired such Replacement Note."; and

          (D) in the last sentence, add an "s" to the end of the term "Replacement Note Holder".

     (jj) Section 15.06 of the Credit Agreement shall be amended by (A) substituting the word "each" for "the" before the first occurrence of the term "Replacement Note Holder" and (B) substituting the word "such" for "the" before the second occurrence of such term.

     (kk) Section 15.07 of the Credit Agreement shall be deleted in its entirety and replaced with the following:

               "SECTION 15.07. Non-Reliance on Agent and Other Banks and Other Replacement Note Holders. Each Bank and TNP, as the initial Replacement Note Holder of each Replacement Note, represents that it has, independently and without reliance on the Agent or any other Bank or any other Replacement Note Holder, and based on such documents and information as it has deemed appropriate, made its own appraisal of the financial condition and affairs of TNP and TGC and decision to enter into this Agreement, and agrees that it will, independently and without reliance upon the Agent or any other Bank or any other Replacement Note Holder, and based on such documents and information as it shall deem appropriate at the time, continue to make its own appraisals and decisions in taking or not taking action under this Agreement. Neither the Agent nor any Bank nor any Replacement Note Holder shall be required to keep informed as to the performance or observance by TNP or TGC under this Agreement or any other document referred to or provided for herein or to make inquiry of, or to inspect the properties or books of, TNP or TGC. Except for notices, reports and other documents and information expressly required to be furnished to the Banks and the Replacement Note Holders by the Agent hereunder, neither the Agent nor any Bank nor any Replacement Note Holder shall have any duty or responsibility to provide any Bank or any Replacement Note Holder with any credit or other information concerning TNP and TGC, or any Affiliate of either of them, which may come into the possession of the Agent

           AMENDMENT NO. 1 TO UNIT 1 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 47>

 or such Bank or such Replacement Note Holder or any of its or their affiliates.".

    (ll) Section 15.08 of the Credit Agreement shall be deleted in its entirety and replaced with the following:

               "SECTION 15.08. Resignation or Removal of Agent. Subject to the appointment and acceptance of a successor Agent as provided below, the Agent may resign at any time by giving notice thereof to the Banks and the Replacement Note Holders, TNP and TGC, and the Agent may be removed at any time with or without cause by the Majority Banks. Upon any such resignation or removal, the Majority Banks shall have the right to appoint a successor Agent, which Agent shall be reasonably acceptable to TNP and TGC (unless an Event of Default has occurred and is continuing). If no successor Agent shall have been appointed by the Majority Banks and shall have accepted such appointment within 30 days after the retiring Agent's giving of notice of resignation or the Majority Banks' removal of the retiring Agent, then the retiring Agent may, on behalf of the Banks and the Replacement Note Holders, appoint a successor Agent, which shall be either a bank with an office (or an affiliate with an office) in New York, New York, having a combined capital and surplus of not less than U.S. $500,000,000 and which shall be reasonably acceptable to TNP. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Section 15 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent. Notwithstanding any other provision in this Agreement to the contrary (i) upon the payment, prepayment or purchase in full of the Project Loans outstanding on the First Amendment Effective Date, all interest due and payable thereon and all other amounts due and payable by TNP and TGC to the Banks under this Agreement and the other Project Documents, Chase shall

           AMENDMENT NO. 1 TO UNIT 1 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 48>

 resign as Agent hereunder at which time, the Debenture Trustee for the earliest maturing Secured Debentures then outstanding (if any), or its designee, (a "Replacement Agent") automatically shall be appointed as successor Agent effective upon the acceptance of such appointment by such Replacement Agent and (ii) upon the payment in full of the principal of (and premium, if any, on) the Secured Debentures for which a Replacement Agent is Debenture Trustee, all interest thereon and all other amounts due and payable by TNP and TGC pursuant to the applicable Secured Debenture Indenture, such Replacement Agent shall resign as Agent hereunder at which time, the Debenture Trustee for the earliest maturing Secured Debentures then outstanding (if any), or its designee, (also a "Replacement Agent") automatically shall be appointed as successor Agent effective upon the acceptance of such appointment by such Replacement Agent. Until the payment, prepayment or purchase in full of the Project Loans outstanding on the First Amendment Effective Date, all interest due and payable thereon and all other amounts due and payable by TNP and TGC to the Banks under this Agreement and the other Project Documents, the Replacement Note Holders shall not be considered in the determination of "Majority Banks" for purposes of this
Section 15.08. Notwithstanding any provision herein or in any Secured Debenture Indenture to the contrary, in the event a Debenture Trustee becomes Agent hereunder, it shall promptly upon the request of TNP and TGC from time to time execute releases of liens in accordance with the Facility Purchase Agreement; provided, that, any such release shall contain a provision to the effect that such release is made in its capacity as Agent and Collateral Agent, if applicable, pursuant to the Facility Purchase Agreement but without warranty by, or recourse to, such Debenture Trustee either in its capacity as trustee or individually.".

    (mm) Section 15.09 of the Credit Agreement shall be deleted in its entirety and replaced with the following:

               "SECTION 15.09. Authorization. The Agent is hereby authorized by the Banks (so long as any Project Loans are outstanding), and the Replacement Note Holders (each by its acceptance of the pledge of the

           AMENDMENT NO. 1 TO UNIT 1 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 49>

 applicable Replacement Note), to execute, deliver and perform, each of the Project Documents to which the Agent is or is intended to be a party and each Bank (so long as any Project Loans are outstanding), and each Replacement Note Holder (each by its acceptance of the pledge of the applicable Replacement Note), agrees to be bound by all of the agreements of the Agent contained in the Project Documents.".

    (nn) Section 16.01 of the Credit Agreement shall be deleted in its entirety and replaced with the following:

               "SECTION 16.01. Participation and Assignment. Each Bank and each Replacement Note Holder may sell, assign or transfer all or any portion of its Loans or Notes to any other Person. Each Bank and each Replacement Note Holder shall pay to the Agent (for its own account) a non-refundable assignment fee of $5,000 at the time of each permitted sale, assignment or transfer made by such Bank or such Replacement Note Holder. Nothing herein provided shall prevent any Bank or any Replacement Note Holder from selling at any time a participation in its Loans, any fees payable to it hereunder or any other rights hereunder (the purchaser of any such participation being hereinafter sometimes referred to as a "Participant"); provided, that, (except as provided in Section 16.02 hereof): (a) no such sale or participation shall alter such Bank's or such Replacement Note Holder's obligations hereunder and (b) any agreement pursuant to which any Bank or any Replacement Note Holder may grant any such participation shall provide that such Bank or such Replacement Note Holder shall retain the sole right and responsibility and exercise the rights of such Bank or such Replacement Note Holder, and enforce the obligations of TNP or TGC relating to the Loans, the fees payable hereunder and any other right of such Bank or such Replacement Note Holder, including, without limitation, the right to approve any amendment, modification or waiver of any provision of this Agreement or any other Project Document and the right to take action to have the Loans declared due and payable. Except as provided in Section 16.02 hereof, no Participant shall have any rights under this Agreement or in respect of a Bank's or a Replacement

           AMENDMENT NO. 1 TO UNIT 1 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 50>

 Note Holder's Loans, fees payable to it hereunder or any other rights hereunder other than to receive payments in respect of such Participant's participation from such Bank or such Replacement Note Holder. Notwithstanding the foregoing, a Debenture Trustee, in its capacity as pledgee of a Replacement Note, shall have no right to sell, assign or otherwise transfer any participation in, all or any portion of the Replacement Loan evidenced by such Replacement Note or such Replacement Note to any Person except TNP in accordance with the terms of the Secured Debenture Indenture pursuant to which such Debenture Trustee is acting as trustee unless a default shall have occurred and be continuing under such Secured Debenture Indenture. TNP shall have no right to sell, assign or otherwise transfer all or any portion of the Replacement Loans or the Replacement Notes except under a Secured Debenture Indenture, provided, that such prohibition shall not apply to the Debenture Trustee under such Secured Debenture Indenture or any permitted assignee or transferee thereof.".

    (oo) Section 16.02 of the Credit Agreement shall be amended by substituting the word "a" for "the" before the term
          "Replacement Note Holder".

    (pp) Section 17.03 of the Credit Agreement shall be amended by (A) inserting the word "a" before the first occurrence of the term "Replacement Note Holder", (B) inserting the word "applicable" before the phrase "instrument of adoption" and (C) deleting the term ""Replacement Note Holder"" and inserting in lieu thereof the term ""Replacement Note Holders"".

    (qq) Section 17.04 of the Credit Agreement shall be deleted in its entirety and replaced with the following:

               "SECTION 17.04. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of TNP, TGC, the Secured Parties and their respective successors and permitted assigns (including each Debenture Trustee, as the prospective pledgee or pledgee of a Replacement Note), except that neither TGC nor TNP (except as contemplated in the Project Documents) may assign or otherwise transfer all or any

           AMENDMENT NO. 1 TO UNIT 1 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 51>

 part of its rights or obligations hereunder (other than its rights in respect of the Replacement Loans and the Replacement Notes as permitted hereunder) without the prior written consent of each Secured Party. The Agent and each of the Banks (so long as any Project Loans are outstanding) consents to the pledge of the Replacement Notes to the applicable Debenture Trustees.".

    (rr) Section 17.08 of the Credit Agreement shall be amended by (A) adding an "s" to the end of the terms "Replacement Note Maturity Date" and "Replacement Note Holder" in subsection (a) thereof, (B) adding an "s" to the end of the term "Replacement Note Holder" both times it occurs in the last paragraph thereof, (C) in subclause (iii) in the last paragraph thereof, deleting the phrase "provided that such change does not result" and inserting in lieu thereof the phrase "provided, that, if such change would result" and (D) at the end of subclause (iii) in the last paragraph thereof, deleting the term "the Replacement Loans" and substituting in lieu thereof the phrase "any Replacement Loan, then the consent of the Replacement Note Holder in respect of such Replacement Loans shall be required.".

    (ss) Section 17.12(b) of the Credit Agreement shall be amended by deleting the phrase "OR THE PROPERTY OF TNP
          OR TNP" and inserting in substitution in its place the phrase "OR THE PROPERTY OF TGC OR TNP.".

    (tt) Section 17.16 of the Credit Agreement shall be amended by substituting the word "each" for "the" before the term "Replacement Note Holder".

    (uu) Section 17.18 of the Credit Agreement shall be amended by (A) substituting the word "each" for "the" before the first occurrence of the term "Replacement Note Holder", (B) substituting the word "such" for "the" before the second and third occurrences of the term "Replacement Note Holder", (C) inserting the words "any of" before the fourth occurrence of the term "the Replacement Note Holder" and adding an "s" to the end of such occurrence of such term, (D) substituting the word "any" for "the" before the fifth and seventh occurrences of the term "Replacement Note Holder" and

           AMENDMENT NO. 1 TO UNIT 1 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 52>

 (E) adding an "s" to the end of the sixth occurrence of the term
"Replacement Note Holder".

   (vv) Section 17.20 of the Credit Agreement shall be redesignated as "SECTION 17.22", and new Sections 17.20 and 17.21 shall be inserted as follows:

          "SECTION 17.20.  Further Releases and Consents.

               (a)  Notwithstanding any provisions to the
          contrary in this Agreement or in any other Project Document, each of the Secured Parties hereunder other than the Replacement Note Holder holding the First Replacement Note hereby consents and each of the future Replacement Note Holders (each by acceptance of the pledge of the applicable Replacement Note) is deemed to have consented to the transfer by TNP of up to six ten-acre tracts of real property located in the Site after such time as (i) there has been payment, prepayment or purchase in full of the Project Loans (evidenced by the Project Notes outstanding, all interest due and payable thereon and all other amounts due and payable by TNP and TGC to the Banks under this Agreement and the other Project Documents and (ii) no First Secured Debentures and no Second Secured Debentures remain outstanding.

               (b) As a condition precedent to each transfer under this Section 17.20, TNP, TGC and TGC II each shall deliver to the Agent a certificate signed by an Authorized Officer of TNP, TGC or TGC II, as applicable, which certificate represents and warrants that (i) such transfer will not materially adversely affect TNP, TGC or TGC II's financial condition or ability to perform their respective obligations under this Agreement or any other Project Document and, except as contemplated by the Ten Acre Releases, has not and will not adversely affect the Collateral and
          (ii) the ten-acre tract(s) to be conveyed are not necessary to the use or operation of Unit 1 or Unit 2, and TNP's transfers of said ten-acre tract(s) and the resulting loss of access to and across and the loss of the use of said ten-acre tract(s) would neither adversely affect or interfere with the use or operation of Unit 1 or Unit 2 or the value of either thereof nor impair commercial acceptability of the security granted

           AMENDMENT NO. 1 TO UNIT 1 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 53>

 to the Secured Parties pursuant to the Security Documents.

               (c)  In connection with each transfer permitted by
          Section 17.20 (a) hereof and subject to the terms and conditions of this Section 17.20, each Secured Party hereby consents to the execution and delivery by the Agent, the Collateral Agent and, if required, the Mortgage Trustee, of one or more partial releases of liens (collectively, the "Ten Acre Releases") to effect the releases hereinabove described in this Section 17.20.

               (d) The consents contained in this Section 17.20 shall be effective only in the specific instances and for the specific purposes for which they are given and shall not be deemed to be a waiver of any past or a consent to any future action, other event or condition in connection with this Agreement.

               SECTION 17.21. New Title Insurance Policy. On the First Section 4.05 Closing Date, TNP shall pledge to the Second Debenture Trustee a Replacement Note in the form of Exhibit A hereto as contemplated by Section 4.05(e) hereof. On the First Section 4.05 Closing Date, and at the sole cost of TNP and TGC, TNP and TGC shall furnish to the Agent (A) a policy or policies of title insurance, together with evidence of the payment of all premiums due thereon and expenses payable in connection therewith and together with such reinsurance on such forms and in such amounts as the Agent may require, on forms of and issued by the Title Company, in form and substance satisfactory to the Agent, (x) insuring the Agent for the benefit of the Second Replacement Note Holder in the amount of $140,000,000 that good and indefeasible title to the Site is vested in TGC and the TGC Mortgage constitutes a valid first mortgage lien on the TGC Mortgage Trust Estate subject only to Permitted Liens and (y) providing full coverage against all mechanics' and materialmen's liens and (B) a title information report in form and substance satisfactory to and approved by the Agent, showing good and indefeasible title to the TGC Mortgage Trust Estate is vested in TGC and that the TGC Mortgage constitutes

           AMENDMENT NO. 1 TO UNIT 1 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 54>

 a valid first mortgage lien on the TGC Mortgage Trust Estate subject only to Permitted Liens.".

     SECTION 5.     Counterparts.

          This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.

     SECTION 6.     Project Documents.

          Except as expressly amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the terms and conditions thereof. All references in any Project Document to the Credit Agreement and any Schedule or Exhibit thereto shall be deemed to be references to the Credit Agreement and any Schedule or Exhibit thereto as amended.

     SECTION 7.     Joinder of Guarantor.

          Contemporaneously with the execution and delivery of this Amendment, and as consideration therefor, TNP, as the Guarantor, hereby confirms and consents to each and every of the terms and conditions of this Amendment and the Credit Agreement as amended by this Amendment (including, without limitation
Section 17.13 of the Credit Agreement), and agrees that the terms and conditions of the Guaranty are in full force and effect and unaffected by the execution by TGC and TNP of this Amendment and acknowledges that there are no claims or offsets against, or defenses or counterclaims to, the Guaranty.

     SECTION 8.     Headings.

          The headings of the various sections of this Amendment are for convenience of reference only, do not constitute a part hereof and shall not be interpreted or construed to affect the meanings or construction of any provision hereof.

     SECTION 9.     GOVERNING LAW.

          THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

           AMENDMENT NO. 1 TO UNIT 1 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 55>

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

                            TEXAS-NEW MEXICO POWER COMPANY



                            By: \s\ D. R. Barnard
                               Title:
                               D. R. Barnard
                               Vice President
                               and Chief Financial Officer


                            TEXAS GENERATING COMPANY



                            By: \s\ D. R. Barnard
                               Title:
                               D. R. BARNARD
                               PRESIDENT


           AMENDMENT NO. 1 TO UNIT 1 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 56>

                            BANKS


                            ABN AMRO BANK N.V.,
                              HOUSTON AGENCY



                            By:\s\ Michael Tribolet
                               Title:
                               V. P.

                            By:\s\ C. Lipshutz
                               Title:
                               V. P.






           AMENDMENT NO. 1 TO UNIT 1 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 57>



                            BANK OF AMERICA NT & SA



                            By: \s\ Mark F. Milner
                               Title:
                               Vice President




           AMENDMENT NO. 1 TO UNIT 1 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 58>



                            THE BANK OF NEW YORK



                            By: \s\ Michael F. Donohue, Jr.
                               Title:
                               Michael F. Donohue, Jr.
                               SENIOR VICE PRESIDENT


           AMENDMENT NO. 1 TO UNIT 1 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 59>




                            THE BANK OF NOVA SCOTIA



                            By: \s\ A. S. Norsworthy
                               Title:
                               A. S. Norsworthy
                               Assistant Agent

           AMENDMENT NO. 1 TO UNIT 1 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 60>







                            BANKERS TRUST COMPANY




                            By:
                               Title:



           AMENDMENT NO. 1 TO UNIT 1 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 61>



                            THE CHASE MANHATTAN BANK
                              (NATIONAL ASSOCIATION)



                            By: \s\ James T. Beale Jr.
                               Title:
                               Managing Director



           AMENDMENT NO. 1 TO UNIT 1 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 62>





                            CREDIT SUISSE



                            By: \s\ Guy R. Cirincione
                               Title:
                               Guy R. Cirincione
                               Member of Senior Management




                            By: \s\ P. P. Leon
                               Title:
                               Associate


           AMENDMENT NO. 1 TO UNIT 1 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 63>






                            FLEET BANK OF MASSACHUSETTS, N.A.



                            By: \s\ Fred McManning
                               Title:
                               Senior Vice President



           AMENDMENT NO. 1 TO UNIT 1 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 64>





                            NATIONSBANK OF TEXAS, N.A.



                            By: \s\ Vincent Liberio
                               Title:
                               Senior Vice President


           AMENDMENT NO. 1 TO UNIT 1 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 65>




                            LEHMAN COMMERCIAL PAPER INC.



                            By: \s\ Lisa Raggi
                               Title:
                               Authorized Signatory


           AMENDMENT NO. 1 TO UNIT 1 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 66>



                            TEXAS COMMERCE BANK NATIONAL
                              ASSOCIATION



                            By: \s\ Mary C. Arnold
                               Title:
                               Vice President


           AMENDMENT NO. 1 TO UNIT 1 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 67>




                            UNION BANK



                            By: \s\ Peter R. Saggau
                               Title:
                               Peter R. Saggau
                               Vice President


           AMENDMENT NO. 1 TO UNIT 1 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 68>


                            WESTPAC BANKING CORPORATION



                            By: \s\ WESTPAC BANKING CORPORATION
                               Title:
                               Vice President

           AMENDMENT NO. 1 TO UNIT 1 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 69>


                            THE CHASE MANHATTAN BANK
                              (NATIONAL ASSOCIATION),
                              as Agent



                            By \s\ James T. Beale, Jr.
                              Title:
                              Managing Director





THE CHASE MANHATTAN BANK,
  (NATIONAL ASSOCIATION), as
  Collateral Agent


By \s\ James T. Beale, Jr.
  Title:
  Managing Director



           AMENDMENT NO. 1 TO UNIT 1 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 70>



VOTING PARTICIPANT

The following Voting Participant
consents and agrees to the foregoing
Amendment No. 1 to the Unit 1
First Amended and Restated Project
Loan and Credit Agreement:

THE HONG KONG AND SHANGHAI
  BANKING CORPORATION LIMITED


By \s\ John A. Van Slyke
  Title:
  Assistant Vice President



           AMENDMENT NO. 1 TO UNIT 1 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 71>





VOTING PARTICIPANT

The following Voting Participant
Consents and agrees to the foregoing
Amendment No. 1 to the Unit 1
First Amended and Restated Project
Loan and Credit Agreement:

Z-LANDERBANK BANK AUSTRIA A.G.


By \s\ Kevin McGinn
  Title:
  SVP


By \s\ Peter Scharf
  Title:
  AVP


           AMENDMENT NO. 1 TO UNIT 1 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 72>

                                                                EXHIBIT A
                                                    TO AMENDMENT NO. 1 TO
                                        UNIT 1 FIRST AMENDED AND RESTATED
                                        PROJECT LOAN AND CREDIT AGREEMENT



                        [FORM OF REPLACEMENT NOTE]
                           EXHIBIT A TO
           AMENDMENT NO. 1 TO UNIT 1 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE >

                                                                EXHIBIT B
                                                    TO AMENDMENT NO. 1 TO
                                        UNIT 1 FIRST AMENDED AND RESTATED
                                        PROJECT LOAN AND CREDIT AGREEMENT



                  [FORM OF INTERCREDITOR AMENDMENT NO. 2]
                          EXHIBIT B TO
           AMENDMENT NO. 1 TO UNIT 1 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE >

                                                                EXHIBIT C
                                                    TO AMENDMENT NO. 1 TO
                                        UNIT 1 FIRST AMENDED AND RESTATED
                                        PROJECT LOAN AND CREDIT AGREEMENT



         [FORM OF FOURTH TGC MODIFICATION AND EXTENSION AGREEMENT]

                          EXHIBIT C TO

           AMENDMENT NO. 1 TO UNIT 1 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE >






                                                                EXHIBIT D
                                                    TO AMENDMENT NO. 1 TO
                                        UNIT 1 FIRST AMENDED AND RESTATED
                                        PROJECT LOAN AND CREDIT AGREEMENT



         [FORM OF FIFTH TGC MODIFICATION AND EXTENSION AGREEMENT]
                        EXHIBIT D

           AMENDMENT NO. 1 TO UNIT 1 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE >


                                                                EXHIBIT E
                                                    TO AMENDMENT NO. 1 TO
                                        UNIT 1 FIRST AMENDED AND RESTATED
                                        PROJECT LOAN AND CREDIT AGREEMENT



       [FORM OF SUBSEQUENT TGC MODIFICATION AND EXTENSION
AGREEMENT]
                           EXHIBIT E TO

           AMENDMENT NO. 1 TO UNIT 1 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE >


                                                                EXHIBIT F
                                                    TO AMENDMENT NO. 1 TO
                                        UNIT 1 FIRST AMENDED AND RESTATED
                                        PROJECT LOAN AND CREDIT AGREEMENT



           [FORM OF TNP SECOND LIEN MORTGAGE MODIFICATION NO. 2]
                        EXHIBIT F

           AMENDMENT NO. 1 TO UNIT 1 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE >


                                                                EXHIBIT G
                                                    TO AMENDMENT NO. 1 TO
                                        UNIT 1 FIRST AMENDED AND RESTATED
                                        PROJECT LOAN AND CREDIT AGREEMENT



                   [FORM OF SECTION 4.05 LEGAL OPINION]
                          EXHIBIT G TO


           AMENDMENT NO. 1 TO UNIT 1 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE >


                                                                EXHIBIT H
                                                    TO AMENDMENT NO. 1 TO
                                        UNIT 1 FIRST AMENDED AND RESTATED
                                        PROJECT LOAN AND CREDIT AGREEMENT



               [FORM OF SECTION 4.05 CLOSING LEGAL OPINIONS]
                           EXHIBIT H TO

           AMENDMENT NO. 1 TO UNIT 1 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE >


                                                                EXHIBIT I
                                                    TO AMENDMENT NO. 1 TO
                                        UNIT 1 FIRST AMENDED AND RESTATED
                                        PROJECT LOAN AND CREDIT AGREEMENT



                 [FORM OF FIRST DEBENTURE TRUSTEE CONSENT]
                         EXHIBIT I TO

           AMENDMENT NO. 1 TO UNIT 1 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE >